News Release
The Procter & Gamble Company
One P&G Plaza
Cincinnati, OH 45202

JON R. MOELLER ELECTED P&G PRESIDENT AND CHIEF EXECUTIVE OFFICER
DAVID TAYLOR TO BECOME EXECUTIVE CHAIRMAN

CINCINNATI, July 29, 2021 – The Procter & Gamble Company (NYSE: PG) announced today that Jon R. Moeller, Vice Chairman and Chief Operating Officer, will succeed David Taylor as Procter & Gamble’s President and Chief Executive Officer, effective November 1, 2021. Mr. Moeller has been appointed to the Company’s Board of Directors. On November 1, 2021, David Taylor will become Procter & Gamble’s Executive Chairman. In this role, Mr. Taylor will lead the Board of Directors, and provide advice and counsel to the CEO and P&G leadership on Company decisions.
James McNerney, Lead Director of P&G’s Board, said, “We thank David for his strategic leadership and guidance over the last six years as the Company has returned to consistent balanced growth and value creation. A strong plan for sustained success is in place and the Board unanimously agrees that now is the time to transition to Jon as CEO. We are fortunate and grateful to have David continue as Executive Chairman.”
Mr. McNerney expressed the Board’s confidence in Jon Moeller. “Jon has been an integral part of P&G's leadership team for well over two decades, helping develop the strategies that P&G people are executing with excellence to drive P&G’s growth and value creation. He is an outstanding leader, and the Company will benefit from his ongoing leadership to build on the strong momentum he has helped create over the last few years.”
Mr. Moeller joined P&G in 1988. He has been a member of P&G’s global leadership team since 2009, serving as Chief Financial Officer, Chief Operating Officer, and Vice Chairman. Throughout his career, he has held various senior leadership roles in categories, sectors and regions, and helped build several of P&G’s core businesses. Mr. Moeller played a pivotal role in designing and implementing P&G’s portfolio, superiority, productivity and organization design strategy, as part of one of the most significant transformations in the Company’s history.
“I am honored to serve as P&G’s CEO,” said Mr. Moeller. “My confidence in the future is rooted in my confidence in P&G people. They are committed to lead, motivated to win, and have a strong focus on sustained excellence in everything we do—serving consumers and delivering for shareholders through an integrated strategy that is delivering balanced growth and value creation.”
In addition, Shailesh Jejurikar has been elected Chief Operating Officer, effective October 1, 2021. Mr. Jejurikar will report to Mr. Moeller and his successor will be announced at a later date. He currently serves as the Chief Executive Officer of the Company’s Fabric & Home Care sector, P&G’s largest business unit, which has consistently delivered industry-leading results.
“It has been an honor of a lifetime being the CEO of P&G, and I am incredibly grateful for the support of P&G’s Board, lead team and P&G people everywhere. Together, we have established strong momentum through an integrated strategy that is being executed with excellence,” said Mr. Taylor. “The Board and I are confident the time is right to transition the role of CEO, and I look forward to supporting Jon, Shailesh and the entire team as they continue to raise the bar to win with consumers and customers around the world and deliver sustained excellence.”
Upcoming Webcast
The Company’s scheduled earnings webcast will take place Friday, July 30, 2021 at 8:30 am EDT. You may access the webcast by going to: http://www.pginvestor.com.
Forward-Looking Statements
Certain statements in this release, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause results to differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, except to the extent required by law.
Risks and uncertainties to which our forward-looking statements are subject include, without limitation: (1) the ability to successfully manage global financial risks, including foreign currency fluctuations, currency exchange or pricing controls and localized volatility; (2) the ability to successfully manage local, regional or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to affect the expected share repurchases and dividend payments; (3) the ability to manage disruptions in credit markets or to our banking partners or changes to our credit rating; (4) the ability to maintain key manufacturing and supply arrangements (including execution of supply chain optimizations and sole supplier and sole manufacturing plant arrangements) and to manage disruption of business due to various factors, including ones outside of our control, such as natural disasters, acts of war or terrorism, or disease outbreaks; (5) the ability to successfully manage cost fluctuations and pressures, including prices of commodities and raw materials, and costs of labor, transportation, energy, pension and healthcare; (6) the ability to stay on the leading edge of innovation, obtain necessary intellectual property protections and successfully respond to changing consumer habits, evolving digital marketing and selling platform requirements, and technological advances attained by, and patents granted to, competitors; (7) the ability to compete with our local and global competitors in new and existing sales channels, including by successfully responding to competitive factors such as prices, promotional incentives and trade terms for products; (8) the ability to manage and maintain key customer relationships; (9) the ability to protect our reputation and brand equity by successfully managing real or perceived issues, including concerns about safety, quality, ingredients, efficacy, packaging content, supply chain practices, or similar matters that may arise; (10) the ability to successfully manage the financial, legal, reputational and operational risk associated with third-party relationships, such as our suppliers, contract manufacturers, distributors, contractors and external business partners; (11) the ability to rely on and maintain key company and third party information and operational technology systems, networks and services, and maintain the security and functionality of such systems, networks and services and the data contained therein; (12) the ability to successfully manage uncertainties related to changing political conditions and potential implications such as exchange rate fluctuations and market contraction; (13) the ability to successfully manage current and expanding regulatory and legal requirements and matters (including, without limitation, those laws and regulations involving product liability, product and packaging composition, intellectual property, labor and employment, antitrust, privacy and data protection, tax, environmental, due diligence, risk oversight, and accounting and financial reporting) and to resolve new and pending matters within current estimates; (14) the ability to manage changes in applicable tax laws and regulations including maintaining our intended tax treatment of divestiture transactions; (15) the ability to successfully manage our ongoing acquisition, divestiture and joint venture activities, in each case to achieve the Company’s overall business strategy and financial objectives, without impacting the delivery of base business objectives; (16) the ability to successfully achieve productivity improvements and cost savings and manage ongoing organizational changes, while successfully identifying, developing and retaining key employees, including in key growth markets where the availability of skilled or experienced employees may be limited; and (17) the ability to successfully manage the demand, supply, and operational challenges associated with a disease outbreak, including epidemics, pandemics, or similar widespread public health concerns (including the COVID-19 outbreak). For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.
About Procter & Gamble
P&G serves consumers around the world with one of the strongest portfolios of trusted, quality, leadership brands, including Always®, Ambi Pur®, Ariel®, Bounty®, Charmin®, Crest®, Dawn®, Downy®, Fairy®, Febreze®, Gain®, Gillette®, Head & Shoulders®, Lenor®, Olay®, Oral-B®, Pampers®, Pantene®, SK-II®, Tide®, Vicks®, and Whisper®. The P&G community includes operations in approximately 70 countries worldwide. Please visit https://www.pg.com for the latest news and information about P&G and its brands. For other P&G news, visit us at https://www.pg.com/news.
# # #
P&G Media Contact:
Damon Jones, 513.983.0190
jones.dd@pg.com

P&G Investor Relations Contact:
John Chevalier, 513.983.9974